EXHIBIT 32.1

     Certification of CEO and CFO Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Quarterly Report of Cooper Cameron Corporation (the “Company”) on Form 10-Q for the three months ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: April 30, 2004		/s/ Sheldon R. Erikson
	Name:	Sheldon R. Erikson
	Title:	Chairman, President & Chief Executive Officer

Date: April 30, 2004		/s/ Franklin Myers
	Name:	Franklin Myers
	Title:	Senior Vice President of Finance & Chief Financial Officer